UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2026

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ASP Isotopes Inc.
(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-41555	87-2618235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Ross Avenue Suite 4575E Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 432-8219

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	ASPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on June 25, 2026, ASP Isotopes Inc., a Delaware corporation (“ASPI” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among ENDRA Life Sciences Inc., a Delaware corporation (“ENDRA”), Noble Africa LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of the Company (“Noble Africa”), Renergen Limited, a company incorporated under the laws of the Republic of South Africa and a direct, wholly-owned subsidiary of the Company (“Renergen”), the Company, and Kruger Merger Sub LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of ENDRA (“Merger Sub”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Noble Africa (the “Merger”), with Noble Africa surviving the Merger as a direct wholly-owned subsidiary of ENDRA.

On October 2, 2026, ENDRA filed a Registration Statement on Form S-4 (the “Registration Statement”) relating to the proposed Merger, which contained important information about Renergen. The information contained in the Registration Statement is incorporated by reference herein. ENDRA may file subsequent amendments to the Registration Statement and additional filings related to the proposed Merger with the Securities and Exchange Commission (“SEC”), which will be available on the SEC’s website at www.sec.gov.

The information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be incorporated by reference into any filing with the SEC (including under the Exchange Act or the Securities Act), whether made by the Company before or after the date hereof, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations or beliefs, as well as assumptions about future events. Forward-looking statements include all statements that are not historical facts and can generally be identified by terms such as “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” or “will” or similar expressions and the negatives of those terms. These statements include, but are not limited to, statements relating to the proposed Merger and related transactions (collectively, the “Proposed Transactions”); the structure, timing and completion of the proposed Merger; the Proposed Transactions and the expected effects, perceived benefits or opportunities of the Proposed Transactions; the combined company’s listing on Nasdaq after the closing of the Proposed Transactions; expectations regarding the structure, timing and completion of the Proposed Transactions, including investment amounts from investors, timing of closing of the Proposed Transactions, expected proceeds, expectations regarding the use of proceeds, and impact on ownership structure; the anticipated timing of the closing of the Proposed Transactions; the expected debt funding from the U.S. International Development Finance Corporation (“U.S. DFC”) or Standard Bank SA; the expected executive officers and directors of the combined company; each company’s and the combined company’s expected cash position at the closing of the Proposed Transactions and cash runway of the combined company following the Proposed Transactions; the future operations and pipeline, estimates of financial position, competitive landscape, addressable market and strategic and financial initiatives of the combined company; the nature, strategy and focus of the combined company; statements regarding the continuation of Renergen’s Virginia Gas Project and its funding timeline; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are made based on current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management concerning future developments and their potential effects. There can be no assurance that future developments affecting ENDRA, Noble Africa, or the Proposed Transactions will be those that have been anticipated.

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Actual results could differ materially from those expressed in or implied by the forward-looking statements due to a number of risks and uncertainties, including but not limited to: the risk that the conditions to closing the Proposed Transactions or consummation of the Proposed Transactions are not satisfied, including the failure to timely obtain approval of the proposed Merger from ENDRA stockholders, if at all; the risk that the proposed financings are not completed in a timely manner, if at all; uncertainties as to the timing of the consummation of the Proposed Transactions and the ability of each of ENDRA and Noble Africa to consummate the Proposed Transactions; the ability to obtain debt financing on terms that are favorable, or at all; the risk that Renergen does not receive funding from the U.S. DFC or Standard Bank SA or that such funding is delayed; risks related to ENDRA’s continued listing on Nasdaq until the closing of the Proposed Transactions and the combined company’s ability to remain listed following the closing of the Proposed Transactions; risks related to ENDRA’s ability to correctly estimate its respective operating expenses and its respective expenses associated with the Proposed Transactions, as applicable, pending the closing of the Proposed Transactions, as well as uncertainties regarding the impact any delay in the closing of the Proposed Transactions would have on the anticipated cash resources of ENDRA, and other events and unanticipated spending and costs that could reduce ENDRA’s cash resources; risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the Proposed Transactions; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on ENDRA’s or Renergen’s business relationships, operating results and business generally; costs related to the Merger; risks related to the market price of ENDRA’s common stock relative to the value suggested by the Merger; the outcome of any legal proceedings that may be instituted against ENDRA, Noble Africa or any of their respective directors, managers, or officers related to the Proposed Transactions; costs of the Proposed Transactions and unexpected costs, charges or expenses resulting from the Proposed Transactions; changes in regulatory requirements and government incentives; risks associated with the possible failure to realize, or that it may take longer to realize than expected, certain anticipated benefits of the Proposed Transactions, including with respect to future financial and operating results, legislative, regulatory, political and economic developments, and those uncertainties and factors; the risk of involvement in litigation, including securities class action litigation, that could divert the attention of the management of ENDRA or the combined company, harm the combined company’s business and may not be sufficient for insurance coverage to cover all costs and damages, the outcomes of various strategies and projects undertaken by Renergen; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; Renergen’s future capital requirements and sources and uses of cash; Renergen’s ability to obtain funding for its operations and future growth; Renergen’s reliance on the efforts of third parties; the financial terms of any current and future commercial arrangements; Renergen’s ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; dependence on Renergen’s intellectual property rights and certain intellectual property rights of third parties; the competitive nature of Renergen’s industry, and the other risks and uncertainties described in ENDRA’s SEC reports, and under the heading “Risk Factors” in its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, the factors disclosed in Part I, Item 1A. “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (as amended) and in the Company’s subsequent reports filed with the SEC, each of which is available at www.sec.gov and in other filings that ENDRA and the Company make and will make with the SEC in connection with the Proposed Transactions, including the Registration Statement and Proxy Statement described below under “Additional Information and Where to Find It”. The forward-looking statements contained herein speak only as of the date of this report. Except as required by law, the Company does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this report.

Important Additional Information and Where to Find It

This Current Report on Form 8-K relates to the Proposed Transactions involving ENDRA, the Company, Renergen and Noble Africa and may be deemed to be solicitation material in respect of the Proposed Transactions. In connection with the Proposed Transactions, ENDRA has filed relevant materials with the SEC, including the Registration Statement that contains a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Registration Statement, the Proxy Statement or for any other document that ENDRA may file with the SEC and/or send to its stockholders in connection with the Proposed Transactions. INVESTORS AND STOCKHOLDERS OF ENDRA ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENDRA, THE COMPANY, RENERGEN, NOBLE AFRICA, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and stockholders will be able to obtain free copies of the Registration Statement, the Proxy Statement and other documents filed by ENDRA and the Company with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. ENDRA’S Internet website address is www.endrainc.com. ENDRA’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, including exhibits, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available free of charge through the investor relations page of its Internet website as soon as reasonably practicable after it electronically files such material with, or furnishes such material to, the SEC. ENDRA’s Internet website and the information contained therein or connected thereto are not intended to be incorporated into this report.

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Participants in the Solicitation

ENDRA, the Company, Renergen, Noble Africa, and their respective directors and managers and certain of their executive officers and other members of management may be deemed to be participants in the solicitation of proxies from ENDRA’s stockholders in connection with the Proposed Transactions under the rules of the SEC. Information about ENDRA’s directors and executive officers, including a description of their interests in ENDRA, is included in ENDRA’s most recent Annual Report on Form 10-K for the year ended December 31, 2025. Information about the Company’s directors and executive officers, including a description of their interests in the Company, is included in the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2025, as amended. Additional information regarding the persons who may be deemed participants in the proxy solicitations, including the directors and executive officers of Renergen, and a description of their direct and indirect interests, by security holdings or otherwise, are also included in the Registration Statement and the Proxy Statement and may be included in other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein are not intended to and do not constitute a solicitation of a proxy, consent or approval with respect to any securities or in respect of the Proposed Transactions or an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the Proposed Transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law, or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASP ISOTOPES INC.

Date: October 2, 2026	By:	/s/ Donald G. Ainscow
	Name:	Donald G. Ainscow
	Title:	Executive Vice President, General Counsel and Secretary

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